Annual Fund Operating Expenses - Goldman Sachs Access Ultra Short Bond ETF - Goldman Sachs Access Ultra Short Bond ETF	Dec. 29, 2021
Operating Expenses:
Management Fee	0.20%
Distribution and Service (12b-1) Fee	none
Other Expenses	none
Total Annual Fund Operating Expenses	0.20%
Fee Waiver	(0.04%)	[1]
Total Annual Fund Operating Expenses After Fee Waiver	0.16%

[1]	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.16% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2022, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.